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VAN KAMPEN SERIES FUND, INC.
17a-7  (FUND TRADES WITH AFFILIATES)
FOR THE PERIOD APRIL 1, 1999 - JUNE 30, 1999


          TRANSACTION                  SHARES/   LOCAL            US$
             DATE       SECURITY         PAR     PRICE   CURRE   VALUE   SELLER                           BUYER


EUROPEAN EQUITY

04/08/99     Kone Corp          120   99.0000  EU     $12,873 MS SICAV European Equity VK European Equity Fund (Retail)


GLOBAL EQUITY FUND

04/05/99     UST Corporation 56,800   22.0000  US$ $1,249,600 NAF Global Equity Fund VK Global Equity Fund (Retail)

04/06/99     Allied Domecq   42,000    4.6100   L     307,964 Verena Global Equity VK Global Equity Fund (Retail)

04/06/99     Burmah Castrol   8,175    9.2100   L     119,756 Verena Global Equity VK Global Equity Fund (Retail)

04/06/99     Danisco AS       4,000  315.0000  DK     183,291 Verena Global Equity VK Global Equity Fund (Retail)


GLOBAL FRANCHISE FUND

04/08/99     Kone Corp           80   99.0000  EU      $8,582 MS SICAV Euorpean Equity VK Global Franchise Fund (Retail)

04/23/99     Kone Corp           90   99.0000  EU       9,478 VK Global Franchise Fund VK International Magnum Fund


INTERNATIONAL MAGNUM FUND

04/23/99     Kone Corp           90   99.0000  EU      $9,478 VK International Magnum Fund VK Global Franchise Fund (Retail
L -    British Pound
US$ -  US Dollar
EU -   Euro
DK -   Danish Krone
THB - Thai Bhat
MR - Malaysian Ringgit
SAR - South African Rand
AU$ - Australian Dollar
MP - Mexican Peso
US$ - United States Dollar


All trades were executed in accordance with the provisions of Rule 17a-7.

AR - Argentine Peso
BP - British Pound
ESP - Spanish Peseta
FRF - French Franc
ITL - Italian Lira
JPY - Japanese Yen
ME - Mexican Peso

NLG - Netherland Guilder
PKR - Pakistani Rupees
SEK - Swedish Krona
SGD - Singapore Dollar

                                                                       0
       IL - Italian Lira                                               0
       L -  British Pound                                              0
                                                                       0
                                                                       0
                                                                       0
                                                                       0
                                                                       0
SAR - South African Rand                                               0
                                                                       0
ZWD - Zimbabwe Dollar                                                  0
                                                                       0
                                                                       0
                                                                       0
                                                                       0
                                                                       0
                                                                       0
                                                                       0
                                                                       0
MS  AGGRESSIVE EQUITY FUND

03/02/98     Lockheed Martin  6,400  115.5000  US$   $739,200 M.S. Aggressive Equity Fund  (RetDW Select Dimensions
                                                                              Investment Series The Growth Portfolio
03/02/98     Lockheed Martin 14,800  115.5000  US$  1,709,400 M.S. Aggressive Equity Fund  (RetMSDW Growth Fund
03/02/98     United Technolo 27,800   90.1250  US$  2,505,475 M.S. Aggressive Equity Fund  (RetMSDW Growth Fund
03/03/98     Cracker Barrel  26,100   42.7500  US$  1,115,775 M.S. Aggressive Equity Fund  (RetMSDW Growth Fund
                                                                       0
                                                                       0
                                                                       0
                                                                       0


MS  LATIN AMERICAN FUND

01/02/98     Organizacion So 22,750   36.0000  MP    $101,929 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
01/02/98     Chilectra S.A.   1,575   26.8750  US$     42,328 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
01/02/98     Santa Isabel S.  3,500   17.2500  US$     60,375 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
01/02/98     Siderurgica Ven  4,005    4.1250  US$     16,521 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
01/09/98     Chilectra S.A.   8,895   21.8750  US$    194,578 M.S. Latin American Discovery FunM.S. Latin American Fund
01/13/98     Santa Isabel S.  2,390   16.2500  US$     38,836 M.S. Latin American Fund (Ret)M.S. Latin AmerDiscovery Fund
01/13/98     Chilectra S.A.   1,235   22.0000  US$     27,169 M.S. Latin American Fund (Ret)M.S. Latin AmerDiscovery Fund
01/13/98     Santa Isabel S.     45   16.2500  US$        731 M.S. Latin American Fund (Retail)MSIF Latin American
01/13/98     CIA Cerveceria     660   24.0000  US$     15,839 M.S. Latin American Fund (Retail)MSIF Latin American
01/13/98     Siderurgica Ven 14,090    3.0875  US$     43,502 M.S. Latin American Discovery FunM.S. Latin American Fund
01/16/98     Rossi Residenci 34,150    2.9375  US$    100,316 Emerging Markets Offshore Fund   M.S. Latin American Fund
01/16/98     Rossi Residenci 33,840    2.9375  US$     99,405 M.S. Emerging Markets Fund (RetaiM.S. Latin American Fund
01/16/98     Rossi Residenci 11,960    2.9375  US$     35,132 Van Kampen American Capital EmergM.S. Latin America Fund
01/16/98     Rossi Residenci 16,025    2.9375  US$     47,072 M.S. Emerging Markets Fund (RetaiIMF Latin American
01/16/98     Rossi Residenci 13,330    2.9375  US$     39,156 M.S. SICAV Emerging Markets Fund M.S. Latin American Fund
01/21/98     Coteminas        8,135   12.2100  US$     99,328 M.S. Latin American Discovery FunM.S. Latin American Fund
01/22/98     Chilectra S.A.   3,470   24.1250  US$     83,714 M.S. Latin American Fund (Retail)M.S. Latin AmerDiscovery Fund
01/22/98     Santa Isabel S.  4,060   18.5000  US$     75,110 M.S. Latin American Fund (Retail)M.S. Latin AmerDiscovery Fund
01/22/98     CIA Cerveceria   2,445   23.3750  US$     57,150 M.S. Latin American Fund (Retail)M.S. Latin AmerDiscovery Fund
02/06/98     Chilectra S.A.   1,180   25.0000  US$     29,500 M.S. SICAV Latin American        M.S. Latin American Fund
02/06/98     Unibanco         3,095   32.8750  US$    101,748 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
02/06/98     Santa Isabel S.  1,510   19.1875  US$     28,973 M.S. SICAV Latin American        M.S. Latin American Fund
02/13/98     Empresa Naciona  1,415   16.6875  US$     23,613 M.S. Latin American Fund (Retail)Nestor Latin American
02/13/98     Empresa Naciona  1,015   16.6875  US$     16,938 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
02/13/98     Enersis S.A.       480   28.0625  US$     13,470 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
02/13/98     Enersis S.A.       660   28.0625  US$     18,521 M.S. Latin American Fund (Retail)Nestor Latin American
02/13/98     Banco Rio de la  1,820   13.0625  US$     23,774 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
02/13/98     Unibanco         3,791   34.0000  US$    128,894 M.S. Latin American Fund (Retail)Nestor Latin American
02/13/98     Unibanco         1,902   34.0000  US$     64,668 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
02/13/98     Rossi Residenci  6,350    5.4375  US$     34,528 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
02/13/98     Rossi Residenci  8,360    5.4375  US$     45,457 M.S. Latin American Fund (Retail)Nestor Latin American
02/13/98     Chilectra S.A.   2,275   24.5000  US$     55,737 M.S. Latin American Fund (Retail)Nestor Latin American
02/13/98     Chilectra S.A.     905   24.5000  US$     22,172 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
02/13/98     CIA Cerveceria   1,615   27.3750  US$     44,211 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
02/18/98     Unibanco         3,310   34.7500  US$    115,019 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
02/20/98     Unibanco         1,785   34.1250  US$     60,913 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
03/04/98     Empresa Naciona  1,360   18.8750  US$     25,670 M.S. Latin American Fund (Retail)M.S. Latin AmerDiscovery
03/04/98     Rossi Residenci 10,540    6.0938  US$     64,226 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
03/04/98     Chilectra S.A.   4,485   26.5625  US$    119,129 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
03/13/98     Chilectra S.A.   2,190   27.7500  US$     60,772 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
03/13/98     CIA Cerveceria   1,285   27.5000  US$     35,337 M.S. Latin American Fund (Retail)M.S. SICAV Latin American
03/13/98     Rossi Residenci  8,015    6.4688  US$     51,847 M.S. Latin American Fund (Retail)M.S. SICAV Latin American

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